UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Brian C. Janssen

EuroPacific Growth Fund

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2020

Tap into the growth
potential of
international equities

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

11	Financial statements

34	Board of trustees and other officers

Fellow investors

In a market shaped by extreme volatility, EuroPacific Growth Fund declined in value but surpassed its primary benchmark by a significant margin.

For the 12-month period ended March 31, the fund declined 13.03% for shareholders who reinvested dividends and capital gains. This return was better than the 15.57% loss recorded by the fund’s primary benchmark, the unmanaged MSCI All Country World Index ex USA, which reflects the returns of more than 40 developed and developing country stock markets.

Equity markets tumble

International equity markets fell sharply, pressured initially by rising U.S.-China trade tensions and then by the severe COVID-19 outbreak that brought the global economy to a virtual standstill. In the final two months of the 12-month period, stock markets plummeted as governments around the world ordered people to stay home and avoid all non-essential activities. Central banks and national leaders responded with unprecedented monetary and fiscal stimulus measures in an attempt to lessen the severity of an expected global recession amid government-imposed lockdowns.

Earlier in the fiscal year, markets fluctuated largely in line with the progress of trade negotiations between the U.S. and China. Rising tariffs and other retaliatory trade measures hurt investor sentiment at various times. In December, equity markets rallied as Washington and Beijing agreed to a limited trade truce. But a month later, press reports began accelerating about a strange new virus infecting people in Wuhan, China. By March, the virus had spread around the world, prompting many countries to lock down their economies, ban most air travel and impose “social distancing” practices.

Sector returns fall

Most sectors declined, underscored by large drops in the shares of energy, real estate and financial companies. Oil stocks were particularly hard hit as oil prices fell to 18-year lows amid plummeting global

Results at a glance

For periods ended March 31, 2020, with all distributions reinvested

	Cumulative total return	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/16/84)

EuroPacific Growth Fund (Class A shares)	–13.03%	0.56%	3.61%	9.74%
MSCI ACWI (All Country World Index) ex USA[1,2]	–15.57	–0.64	2.05	N/A

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Source: MSCI.
[2]	The index did not exist prior to December 31, 1987. Results reflect dividends net of withholding taxes.

EuroPacific Growth Fund	1

demand and a price war between Russia and Saudi Arabia. Shares of real estate companies declined on worries that commercial and residential tenants may default en masse on rental and lease agreements. Financial shares also fell precipitously amid ultra-low interest rates and warnings from many banks that they would not make dividend payments in a bid to conserve capital.

Health care stocks provided one of the few bright spots, rising about 5% in aggregate as investors flocked to select drug companies with steady cash flows. Some drug makers also benefited from increased demand for coronavirus test kits and investor optimism for potential treatments to fight COVID-19, the disease caused by the virus. Meanwhile, the information technology sector rose modestly, lifted by companies engaged in e-commerce and online entertainment. Internet activity soared during the January-to-March period, boosting the shares of networking firms, gaming companies and food-delivery services.

Inside the portfolio

Select investments in the consumer discretionary sector produced solid results for the fund. E-commerce firm Meituan Dianping recovered from earlier declines amid soaring demand for food delivery in China. Indeed, several Chinese and Japanese stocks were among the top contributors to results as both countries were struck by the coronavirus outbreak earlier than most and appeared to be emerging from the crisis earlier, as well. Sony and Nintendo, both based in Japan, advanced amid growing demand for their online entertainment and gaming services.

Stocks in the health care sector boosted the fund’s results, led by pharmaceutical company Daiichi Sankyo. Shares of the Japanese drug manufacturer rallied on strong earnings and investor optimism for its oncology drug pipeline. Chugai Pharmaceutical was another top contributor in the health care sector. The Japanese company gained regulatory approval for several new drugs, and one of its existing anti-inflammatory drugs emerged as a promising treatment for COVID-19.

The fund’s underweight position in financial stocks contributed to results relative to the index. While the fund’s exposure to the sector detracted overall, select holdings rallied, including London Stock Exchange Group, which benefited from high volatility as trading volumes increased. On the other hand, some of the fund’s bank holdings tumbled, particularly banks based in India. HDFC Bank, India’s largest private lender, was among the top detractors.

Stock selection in the industrials sector hurt the fund’s results. Shares of Airbus fell sharply as the European aircraft manufacturer faced a precipitous loss of orders from its primary customers in the commercial airline industry. Coronavirus-related travel restrictions caused passenger traffic to plummet, leaving all facets of the travel and tourism industry in dire shape. Other travel-oriented holdings that detracted from results include International Consolidated Airlines — the parent company of British Airways — and casino operator Melco Resorts & Entertainment.

Elsewhere in the portfolio, shares of Brazilian mining company Vale declined in the aftermath of a fatal dam collapse and continuing litigation. Falling global demand for commodities and raw materials also hurt the share prices of several other holdings in the materials sector, including Canadian mining companies Teck Resources and First Quantum Minerals.

Looking ahead

The outlook has shifted dramatically as the nations of the world struggle to deal with the life and death consequences of a global pandemic. First and foremost, our thoughts are with the people who have fallen ill and their family members who are deeply affected by these tragic events. We look forward hopefully to the day this virus is contained and life resumes some sense of normalcy.

As of May 2020, the full impact of the coronavirus outbreak is unknown. Governments are weighing the public

2	EuroPacific Growth Fund

health benefits of ongoing lockdowns against the damage they are undoubtedly doing to the economy. Job losses are mounting, and the employment outlook in many countries is highly uncertain. In equity markets, volatility levels are high, and they will likely remain so for the balance of 2020 and potentially beyond.

However, it is possible to envision an end to this uncertainty. The world has dealt with deadly viral outbreaks many times before — from SARS in 2003, to swine flu in 2009, to MERS, Ebola and the Zika virus in more recent years. Humankind and the global economy have powered through each of these outbreaks as they are eventually suppressed and ultimately contained. We believe this time will be no different.

We are also confident that we have the right people in place all over the world to monitor this event, study it from all angles, and make decisions based on deep fundamental research, which has always formed the bedrock of our investment philosophy. From day one of this crisis, our analysts in Beijing, Hong Kong, Tokyo, Singapore and elsewhere were hard at work gathering data, as well as on-the-ground evidence, to help inform our investment decisions. We will continue to do so as these events unfold and investment opportunities emerge.

As always, we remain focused on the long-term picture and we believe we are well positioned to tolerate periods of market volatility. We continue to be optimistic about the long-term outlook, once we move past the challenging days ahead.

Thank you for your commitment to the fund and we look forward to reporting to you again in six months.

Sincerely,

Gerald Du Manoir
Co-President

Carl Kawaja
Co-President

Christopher Thomsen
Co-President

May 11, 2020

For current information about the fund, visit capitalgroup.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2020)*

	1 year	5 years	10 years
Class A shares	–18.04%	–0.63%	2.99%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.84% for Class A shares as of the prospectus dated June 1, 2020 (unaudited).

$400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000
Year ended March 31
1985[3]
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

4	EuroPacific Growth Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in the EuroPacific Growth Fund grew from April 16, 1984, to March 31, 2020. As you can see, the investment grew to $266,058 with all distributions reinvested.

EuroPacific Growth Fund	5

Summary investment portfolio March 31, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	24.29%
Japan	14.88
China	10.00
India	7.38
United Kingdom	6.68
Switzerland	4.73
Hong Kong	4.69
Brazil	3.08
Canada	2.92
Other countries	12.13
Short-term securities & other assets less liabilities	9.22
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 89.53%	Shares	Value (000)
Consumer discretionary 15.53%
Alibaba Group Holding Ltd. (ADR)[1]	9,539,293	$1,855,201
Alibaba Group Holding Ltd.[1,2]	69,630,448	1,637,913
MercadoLibre, Inc.[1,3]	4,108,989	2,007,570
LVMH Moët Hennessy-Louis Vuitton SE2	5,335,525	1,980,523
Sony Corp.[2]	22,651,200	1,346,460
adidas AG2	4,687,433	1,078,334
Meituan Dianping, Class B1,2	74,215,949	890,630
Kering SA2	1,612,355	841,319
EssilorLuxottica[2]	7,764,090	837,667
Galaxy Entertainment Group Ltd.[2]	145,458,000	770,474
Just Eat Takeaway (GBP denominated)[1,2,3]	6,590,594	496,082
Just Eat Takeaway (EUR denominated)[1,2,3]	3,151,312	237,563
Flutter Entertainment PLC (EUR denominated)[2,3]	5,056,753	458,413
Flutter Entertainment PLC (GBP denominated)[2,3]	1,214,593	109,544
Other securities		5,690,820
		20,238,513

Financials 14.23%
AIA Group Ltd.[2]	378,001,706	3,400,617
HDFC Bank Ltd.[2]	194,701,815	2,190,710
HDFC Bank Ltd. (ADR)	11,291,403	434,267
Kotak Mahindra Bank Ltd.[2]	95,139,478	1,610,084
London Stock Exchange Group PLC[2]	10,226,141	921,392
Ping An Insurance (Group) Co. of China, Ltd., Class H2	63,610,999	622,253
ICICI Bank Ltd.[2]	135,615,372	593,896
ICICI Bank Ltd. (ADR)	9,800,077	83,300
B3 SA - Brasil, Bolsa, Balcao	91,700,000	633,558
Sberbank of Russia PJSC (ADR)[2]	57,378,085	543,663
Other securities		7,507,724
		18,541,464

Information technology 13.33%
ASML Holding NV2	11,730,764	3,117,574
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	192,306,649	1,716,532
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,126,216	388,352
Keyence Corp.[2]	6,325,900	2,041,466
SAP SE2	11,482,593	1,318,812
Samsung Electronics Co., Ltd.[2]	28,446,453	1,105,546
Shopify Inc., Class A, subordinate voting shares[1]	2,220,000	925,585
Amadeus IT Group SA, Class A, non-registered shares[2]	18,137,099	860,160
Edenred SA2,3	13,593,956	568,951
Other securities		5,327,462
		17,370,440

6	EuroPacific Growth Fund

	Shares	Value (000)
Health care 12.92%
Daiichi Sankyo Co., Ltd.[2,3]	39,384,700	$2,709,731
Chugai Pharmaceutical Co., Ltd.[2]	13,495,300	1,562,099
Novartis AG2	18,338,137	1,515,556
AstraZeneca PLC[2]	15,279,883	1,364,922
Alcon Inc.[1,2]	18,591,046	948,739
CSL Ltd.[2]	4,126,058	748,479
HOYA Corp.[2]	8,172,151	695,114
Takeda Pharmaceutical Co. Ltd.[2]	19,089,453	584,187
Other securities		6,710,869
		16,839,696

Industrials 7.90%
Airbus SE, non-registered shares[2]	30,488,033	1,978,163
Recruit Holdings Co., Ltd.[2]	53,138,429	1,372,130
Safran SA2	9,134,324	802,871
Other securities		6,142,717
		10,295,881

Consumer staples 6.07%
Nestlé SA2	14,203,727	1,463,953
Kweichow Moutai Co., Ltd., Class A2	6,215,215	976,974
British American Tobacco PLC[2]	25,595,618	874,048
Pernod Ricard SA2	5,229,022	743,770
Other securities		3,849,822
		7,908,567

Communication services 5.86%
Nintendo Co., Ltd.[2]	5,999,727	2,314,058
Tencent Holdings Ltd.[2]	32,814,411	1,600,082
SoftBank Group Corp.[2]	34,007,900	1,190,855
Sea Ltd., Class A (ADR)[1,4]	13,238,115	586,581
Other securities		1,945,882
		7,637,458

Materials 5.50%
Vale SA, ordinary nominative (ADR)	103,405,704	857,234
Vale SA, ordinary nominative	50,047,180	416,281
Sika AG2	5,845,135	967,115
Koninklijke DSM NV2	7,965,617	905,167
Shin-Etsu Chemical Co., Ltd.[2]	7,521,100	745,408
Other securities		3,280,412
		7,171,617

Energy 3.60%
Reliance Industries Ltd.[2]	188,970,403	2,781,444
Canadian Natural Resources, Ltd. (CAD denominated)	57,731,064	789,684
Other securities		1,117,702
		4,688,830

Utilities 3.36%
Ørsted AS2	9,120,210	895,650
China Gas Holdings Ltd.[2]	209,890,000	727,894
Enel SpA[2]	104,040,486	724,166
ENN Energy Holdings Ltd.[2,3]	73,744,200	709,198
China Resources Gas Group Ltd.[2,3]	126,618,000	635,653
Other securities		686,965
		4,379,526

Real estate 1.23%
Other securities		1,609,082

Total common stocks (cost: $101,879,095,000)		116,681,074

Preferred securities 1.10%
Other 1.10%
Other securities		1,432,226

Total preferred securities (cost: $1,430,619,000)		1,432,226

EuroPacific Growth Fund	7

Rights & warrants 0.06%	Shares	Value (000)
Health care 0.06%
Other securities		$77,631

Total rights & warrants (cost: $46,709,000)		77,631

Bonds, notes & other debt instruments 0.09%	Principal amount (000)
Other 0.09%
Other securities		114,027

Total bonds, notes & other debt instruments (cost: $111,557,000)		114,027

Short-term securities 8.78%	Shares
Money market investments 8.78%
Capital Group Central Cash Fund 1.00%[3,5]	113,995,069	11,404,067
Blackrock FedFund 0.33%[5,6]	14,000,000	14,000
Invesco Short-term Investments Trust - Government & Agency Portfolio 0.43%[5,6]	6,578,920	6,579
State Street Institutional U.S. Government Money Market Fund 0.32%[5,6]	6,350,000	6,350
Goldman Sachs Financial Square Government Fund 0.34%[5,6]	4,000,000	4,000
Fidelity Institutional Money Market Funds - Government Portfolio 0.30%[5,6]	1,700,000	1,700
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 0.25%[5,6]	1,000,000	1,000
RBC U.S. Government Money Market Fund 0.82%[5,6]	1,000,000	1,000
		11,438,696

Total short-term securities (cost: $11,433,919,000)		11,438,696
Total investment securities 99.56% (cost: $114,901,899,000)		129,743,654
Other assets less liabilities 0.44%		578,916

Net assets 100.00%		$130,322,570

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security (with a value of $77,631,000, which represented .06% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

8	EuroPacific Growth Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended March 31, 2020, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 3/31/2020 (000)
Common stocks 10.62%
Consumer discretionary 3.68%
MercadoLibre, Inc.[1]	3,424,500	714,536	30,047	4,108,989	$12,020	$(135,635)	$—	$2,007,570
Just Eat Takeaway (GBP denominated)[1,2]	—	6,590,594	—	6,590,594	—	(12,259)	—	496,082
Just Eat Takeaway (EUR denominated)[1,2]	—	3,176,472	25,160	3,151,312	464	(17,623)	—	237,563
Flutter Entertainment PLC (EUR denominated)[2,7]	2,325,681	2,764,000	32,928	5,056,753	1,397	(9,370)	5,949	458,413
Flutter Entertainment PLC (GBP denominated)[2]	—	1,218,109	3,516	1,214,593	(3)	(41,836)	—	109,544
Stars Group Inc.[1]	—	23,163,200	80,529	23,082,671	441	(83,155)	—	471,348
Melco Resorts & Entertainment Ltd. (ADR)	32,297,140	1,707,496	1,378,750	32,625,886	(7,324)	(317,330)	21,036	404,561
GVC Holdings PLC[2]	31,312,683	21,442,594	6,466,357	46,288,920	(35,707)	(77,044)	15,775	321,321
Ryohin Keikaku Co., Ltd.[2]	2,164,000	19,035,900	3,094,400	18,105,500	(98,969)	(195,954)	6,654	203,217
ASOS PLC[1,2]	5,897,884	969,940	1,426,848	5,440,976	(24,232)	(108,647)	—	80,572
Galaxy Entertainment Group Ltd.[2,8]	224,749,000	17,726,000	97,017,000	145,458,000	(30,099)	(207,933)	21,034	—
Just Eat PLC[1,2,8]	54,396,000	—	54,396,000	—	(24,726)	(36,622)	—	—
								4,790,191
Information technology 1.24%
Edenred SA2	8,850,000	4,831,063	87,107	13,593,956	2,233	(76,555)	8,495	568,951
Halma PLC[2]	22,653,157	2,090,072	2,264,750	22,478,479	10,606	42,067	5,046	534,058
PagSeguro Digital Ltd., Class A1	24,308,238	2,177,223	207,764	26,277,697	3,488	(283,112)	—	507,948
								1,610,957
Health care 3.15%
Daiichi Sankyo Co., Ltd.[2]	34,141,000	5,555,300	311,600	39,384,700	12,855	706,439	25,508	2,709,731
Teva Pharmaceutical Industries Ltd. (ADR)[1]	52,991,159	3,685,000	447,084	56,229,075	(699)	(372,387)	—	504,937
Hikma Pharmaceuticals PLC[2]	14,615,045	—	115,762	14,499,283	1,363	25,960	10,190	365,512
Notre Dame Intermédica Participações SA	—	37,609,625	—	37,609,625	—	(218,794)	1,246	325,423
Hypera SA, ordinary nominative	4,229,700	30,658,400	29,800	34,858,300	80	(102,695)	3,875	191,798
NMC Health PLC[2,9]	12,262,303	6,383,562	5,892,244	12,753,621	(175,034)	(231,187)	2,213	8,290
GW Pharmaceuticals PLC (ADR)[1,4,8]	1,816,499	—	1,298,137	518,362	8,858	(88,459)	—	—
								4,105,691
Industrials 0.67%
Melrose Industries PLC[2]	290,421,746	100,609,640	2,581,542	388,449,844	2,221	(492,402)	17,734	438,676
MTU Aero Engines AG2	3,144,000	1,041,766	1,230,964	2,954,802	(78,101)	(247,723)	10,089	432,886
International Consolidated Airlines Group SA (CDI)[2,8]	129,105,675	8,590,200	108,192,964	29,502,911	(182,319)	(211,183)	95,582	—
Yamato Holdings Co., Ltd.[2,8]	25,518,093	178,692	25,696,785	—	(247,256)	(473)	—	—
DCC PLC[2,8]	4,784,045	258,000	1,419,459	3,622,586	(59,907)	(82,324)	8,871	—
Rentokil Initial PLC[2,8]	53,636,506	53,028,794	27,768,786	78,896,514	(45,505)	153	3,689	—
								871,562
Consumer staples 0.40%
KOSÉ Corp.[2]	1,048,500	3,222,500	26,200	4,244,800	1,292	(178,114)	6,874	523,331

EuroPacific Growth Fund	9

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 3/31/2020 (000)
Communication services 0.24%
Altice Europe NV, Class A1,2	62,627,628	6,601,569	1,759,066	67,470,131	$5,729	$81,728	$—	$260,811
Altice Europe NV, Class B1,2	14,777,869	—	117,050	14,660,819	(503)	19,663	—	57,068
Nintendo Co., Ltd.[2,8]	9,070,426	1,373,200	4,443,899	5,999,727	245,699	650,886	70,200	—
								317,879
Materials 0.21%
First Quantum Minerals Ltd.	54,022,483	7,688,412	8,610,606	53,100,289	(43,170)	(289,821)	409	271,293
Chr. Hansen Holding A/S2,8	7,314,000	186,000	7,314,000	186,000	392,036	(574,689)	11,468	—
Asahi Kasei Corp.[2,8]	76,292,742	1,032,000	45,125,700	32,199,042	(241,488)	(5,329)	18,707	—
								271,293
Energy 0.00%
Cenovus Energy Inc.[8]	69,818,000	30,755,700	54,418,743	46,154,957	(118,662)	(281,255)	13,277	—
Oil Search Ltd.[2,8]	94,187,800	4,920,000	99,107,800	—	(273,678)	32,014	7,223	—
Tourmaline Oil Corp.[8]	16,547,000	—	12,499,396	4,047,604	(339,503)	223,954	3,879	—
								—
Utilities 1.03%
ENN Energy Holdings Ltd.[2]	77,627,000	1,186,000	5,068,800	73,744,200	(2,228)	(3,316)	11,106	709,198
China Resources Gas Group Ltd.[2]	76,616,000	69,242,000	19,240,000	126,618,000	858	37,416	11,588	635,653
								1,344,851
Short-term securities 8.75%
Money market investments 8.75%
Capital Group Central Cash Fund 1.00%[5]	93,044,336	224,043,130	203,092,397	113,995,069	97	5,705	233,582	11,404,067
Total 19.37%					$(1,327,376)	$(3,157,241)	$651,299	$25,239,822

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $102,147,116,000, which represented 78.38% of the net assets of the fund. This amount includes $102,047,159,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $71,863,000, which represented .06% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 3/31/2020.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	This security changed its name during the reporting period.
[8]	Unaffiliated issuer at 3/31/2020.
[9]	Value determined using significant unobservable inputs.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

See notes to financial statements.

10	EuroPacific Growth Fund

Financial statements

Statement of assets and liabilities
at March 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $87,913,213)	$104,503,832
Affiliated issuers (cost: $26,988,686)	25,239,822	$129,743,654
Cash		78,659
Cash denominated in currencies other than U.S. dollars (cost: $70,018)		70,042
Receivables for:
Sales of investments	431,364
Sales of fund’s shares	323,109
Dividends and interest	471,817
Securities lending income	77	1,226,367
		131,118,722
Liabilities:
Collateral for securities on loan		34,629
Payables for:
Purchases of investments	409,371
Repurchases of fund’s shares	246,992
Investment advisory services	47,946
Services provided by related parties	14,322
Trustees’ deferred compensation	4,094
Non-U.S. taxes	29,146
Other	9,652	761,523
Net assets at March 31, 2020		$130,322,570

Net assets consist of:
Capital paid in on shares of beneficial interest		$118,342,702
Total distributable earnings		11,979,868
Net assets at March 31, 2020		$130,322,570

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,030,995 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$19,074,518	442,270		$43.13
Class C	653,866	15,577		41.98
Class T	9	—	*	43.13
Class F-1	2,258,910	52,618		42.93
Class F-2	18,606,871	432,753		43.00
Class F-3	12,238,873	283,812		43.12
Class 529-A	1,095,880	25,739		42.58
Class 529-C	148,016	3,566		41.51
Class 529-E	46,353	1,100		42.15
Class 529-T	10	—	*	43.12
Class 529-F-1	126,203	2,966		42.54
Class R-1	144,219	3,498		41.23
Class R-2	534,201	12,841		41.60
Class R-2E	76,768	1,802		42.60
Class R-3	2,395,232	56,830		42.15
Class R-4	5,278,199	125,110		42.19
Class R-5E	1,744,739	40,791		42.77
Class R-5	5,759,077	133,803		43.04
Class R-6	60,140,626	1,395,919		43.08

*	Amount less than one thousand.

See notes to financial statements.

EuroPacific Growth Fund	11

Statement of operations for the year ended March 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $254,123; also includes $651,299 from affiliates)	$2,834,450
Interest	112,781
Securities lending income (net of fees)	77	$2,947,308
Fees and expenses*:
Investment advisory services	661,981
Distribution services	122,750
Transfer agent services	89,141
Administrative services	53,383
Reports to shareholders	3,804
Registration statement and prospectus	2,544
Trustees’ compensation	766
Auditing and legal	525
Custodian	29,732
Other	1,367	965,993
Net investment income		1,981,315

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $10):
Unaffiliated issuers	4,395,796
Affiliated issuers	(1,327,376)
Forward currency contracts	7,027
Currency transactions	9,999	3,085,446
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(20,916,618)
Affiliated issuers	(3,157,241)
Forward currency contracts	(1,473)
Currency translations	(36,112)	(24,111,444)
Net realized gain and unrealized depreciation		(21,025,998)

Net decrease in net assets resulting from operations		$(19,044,683)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

12	EuroPacific Growth Fund

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31,
	2020	2019
Operations:
Net investment income	$1,981,315	$2,434,145
Net realized gain	3,085,446	353,327
Net unrealized depreciation	(24,111,444)	(10,967,830)
Net decrease in net assets resulting from operations	(19,044,683)	(8,180,358)

Distributions paid to shareholders	(5,069,935)	(8,900,930)

Net capital share transactions	(2,068,413)	6,917,067

Total decrease in net assets	(26,183,031)	(10,164,221)

Net assets:
Beginning of year	156,505,601	166,669,822
End of year	$130,322,570	$156,505,601

See notes to financial statements.

EuroPacific Growth Fund	13

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	EuroPacific Growth Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

EuroPacific Growth Fund	15

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Consumer discretionary	$4,877,620	$15,360,893	$—		$20,238,513
Financials	1,895,943	16,645,521	—		18,541,464
Information technology	2,275,501	15,094,939	—		17,370,440
Health care	1,348,311	15,483,095	8,290		16,839,696
Industrials	331,342	9,964,539	—		10,295,881
Consumer staples	699,450	7,209,117	—		7,908,567
Communication services	875,067	6,762,391	—		7,637,458
Materials	2,230,946	4,940,671	—		7,171,617
Energy	1,198,329	3,490,501	—		4,688,830
Utilities	—	4,379,526	—		4,379,526
Real estate	—	1,609,082	—		1,609,082
Preferred securities	311,306	1,120,920	—	*	1,432,226
Rights & warrants	—	77,631	—		77,631
Bonds, notes & other debt instruments	—	114,027	—		114,027
Short-term securities	11,438,696	—	—		11,438,696
Total	$27,482,511	$102,252,853	$8,290		$129,743,654
*	Amount less than one thousand.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

16	EuroPacific Growth Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest

EuroPacific Growth Fund	17

on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of March 31, 2020, the total value of securities on loan was $71,863,000, and the total value of collateral received was $77,345,000. Collateral received includes cash of $34,629,000 and U.S. government securities of $42,716,000. Investment securities purchased from cash collateral of $34,629,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of March 31, 2020, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $460,164,000.

The following table identifies the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts for the year ended March 31, 2020 (dollars in thousands):

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$7,027	Net unrealized depreciation on forward currency contracts	$(1,473)

Collateral — The fund participates in a collateral program due to securities lending and its use of forward currency contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s summary investment portfolio. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended March 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

18	EuroPacific Growth Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2020, the fund reclassified $590,508,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of March 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Post-October capital loss deferral*	$(1,546,268)
Gross unrealized appreciation on investments	28,739,628
Gross unrealized depreciation on investments	(15,203,310)
Net unrealized appreciation on investments	13,536,318
Cost of investments	116,207,336

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended March 31, 2020						Year ended March 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$261,015		$438,500		$699,515		$300,775		$1,127,603		$1,428,378
Class C	3,469		16,160		19,629		6,163		51,849		58,012
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	30,972		53,340		84,312		35,862		161,250		197,112
Class F-2	320,054		436,534		756,588		357,839		1,054,389		1,412,228
Class F-3	207,100		264,488		471,588		168,391		423,728		592,119
Class 529-A	14,393		24,982		39,375		15,928		61,112		77,040
Class 529-C	788		3,631		4,419		1,305		10,802		12,107
Class 529-E	487		1,071		1,558		617		2,818		3,435
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	1,957		2,787		4,744		2,015		5,727		7,742
Class R-1	908		3,673		4,581		1,368		10,489		11,857
Class R-2	3,359		12,731		16,090		4,303		32,240		36,543
Class R-2E	703		1,804		2,507		227		8,663		8,890
Class R-3	25,201		58,515		83,716		35,061		176,288		211,349
Class R-4	80,355		133,603		213,958		102,828		402,073		504,901
Class R-5E	22,920		32,062		54,982		20,731		38,416		59,147
Class R-5	106,341		138,184		244,525		112,862		359,636		472,498
Class R-6	1,045,181		1,322,667		2,367,848		1,027,207		2,780,365		3,807,572
Total	$2,125,203		$2,944,732		$5,069,935		$2,193,482		$6,707,448		$8,900,930

*	Amount less than one thousand.

EuroPacific Growth Fund	19

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.392% on such assets in excess of $186 billion. For the year ended March 31, 2020, the investment advisory services fee was $661,981,000, which was equivalent to an annualized rate of 0.414% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the

20	EuroPacific Growth Fund

quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended March 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$58,915	$32,320		$6,055		Not applicable
Class C	9,068	1,135		325		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	7,541	3,958		1,068		Not applicable
Class F-2	Not applicable	27,775		8,565		Not applicable
Class F-3	Not applicable	342		4,697		Not applicable
Class 529-A	3,100	1,460		478		$879
Class 529-C	1,938	218		71		129
Class 529-E	286	37		20		38
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	159		52		96
Class R-1	1,975	224		70		Not applicable
Class R-2	5,097	2,387		238		Not applicable
Class R-2E	573	198		33		Not applicable
Class R-3	16,165	4,964		1,140		Not applicable
Class R-4	18,092	7,333		2,550		Not applicable
Class R-5E	Not applicable	2,479		590		Not applicable
Class R-5	Not applicable	3,557		2,633		Not applicable
Class R-6	Not applicable	595		24,798		Not applicable
Total class-specific expenses	$122,750	$89,141		$53,383		$1,142

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $766,000 in the fund’s statement of operations reflects $559,000 in current fees (either paid in cash or deferred) and a net increase of $207,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended March 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,626,254,000 and $1,843,672,000, respectively, which generated $101,184,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the

EuroPacific Growth Fund	21

exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2020.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net (decrease)
	Sales*		distributions				Repurchases*		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2020

Class A	$1,274,015	24,688	$684,017		12,395		$(4,068,897)	(79,294)	$(2,110,865)	(42,211)
Class C	71,722	1,416	19,407		360		(334,117)	(6,627)	(242,988)	(4,851)
Class T	—	—	—		—		—	—	—	—
Class F-1	418,803	8,114	81,854		1,490		(1,057,188)	(20,666)	(556,531)	(11,062)
Class F-2	5,144,729	100,669	723,904		13,185		(8,426,394)	(164,771)	(2,557,761)	(50,917)
Class F-3	4,884,766	95,241	422,315		7,670		(2,735,186)	(54,352)	2,571,895	48,559
Class 529-A	131,361	2,537	39,363		722		(248,626)	(4,840)	(77,902)	(1,581)
Class 529-C	18,708	371	4,417		83		(67,226)	(1,331)	(44,101)	(877)
Class 529-E	5,156	102	1,558		29		(11,691)	(230)	(4,977)	(99)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	30,766	595	4,741		87		(31,168)	(607)	4,339	75
Class R-1	19,610	403	4,576		86		(62,831)	(1,268)	(38,645)	(779)
Class R-2	165,222	3,260	16,078		301		(237,918)	(4,721)	(56,618)	(1,160)
Class R-2E	24,419	474	2,506		46		(24,138)	(476)	2,787	44
Class R-3	452,952	8,951	83,634		1,546		(1,164,746)	(22,786)	(628,160)	(12,289)
Class R-4	1,153,114	22,768	213,908		3,963		(2,908,739)	(56,210)	(1,541,717)	(29,479)
Class R-5E	956,114	18,124	54,982		1,006		(430,357)	(8,211)	580,739	10,919
Class R-5	1,694,832	32,584	244,248		4,445		(2,436,024)	(46,366)	(496,944)	(9,337)
Class R-6	13,841,526	267,563	2,360,459		42,925		(13,072,949)	(254,335)	3,129,036	56,153
Total net increase (decrease)	$30,287,815	587,860	$4,961,967		90,339		$(37,318,195)	(727,091)	$(2,068,413)	(48,892)

Year ended March 31, 2019

Class A	$1,745,025	33,779	$1,400,728		27,795		$(4,591,568)	(90,056)	$(1,445,815)	(28,482)
Class C	131,659	2,589	57,361		1,146		(384,770)	(7,703)	(195,750)	(3,968)
Class T	—	—	—		—		—	—	—	—
Class F-1	822,668	16,074	192,181		3,793		(1,772,096)	(33,935)	(757,247)	(14,068)
Class F-2	8,283,565	160,944	1,336,131		26,800		(8,105,462)	(161,012)	1,514,234	26,732
Class F-3	5,778,865	112,229	541,201		10,866		(2,726,520)	(54,975)	3,593,546	68,120
Class 529-A	148,848	2,915	77,005		1,548		(221,689)	(4,386)	4,164	77
Class 529-C	27,200	546	12,102		245		(71,019)	(1,425)	(31,717)	(634)
Class 529-E	5,528	110	3,432		70		(12,673)	(253)	(3,713)	(73)
Class 529-T	—	—	1		—	†	—	—	1	— †
Class 529-F-1	42,297	838	7,738		157		(24,685)	(492)	25,350	503
Class R-1	21,196	429	11,853		241		(60,088)	(1,230)	(27,039)	(560)
Class R-2	156,715	3,160	36,498		737		(238,880)	(4,793)	(45,667)	(896)
Class R-2E	52,852	1,018	8,890		168		(212,291)	(3,979)	(150,549)	(2,793)
Class R-3	650,346	12,821	211,068		4,245		(1,578,069)	(31,422)	(716,655)	(14,356)
Class R-4	1,531,980	30,328	504,822		10,214		(3,503,544)	(71,071)	(1,466,742)	(30,529)
Class R-5E	1,264,628	24,306	59,150		1,241		(310,842)	(6,387)	1,012,936	19,160
Class R-5	1,999,574	38,294	472,082		9,375		(3,227,419)	(62,636)	(755,763)	(14,967)
Class R-6	14,811,246	288,387	3,793,726		76,102		(12,241,479)	(239,135)	6,363,493	125,354
Total net increase (decrease)	$37,474,192	728,767	$8,725,969		174,743		$(39,283,094)	(774,890)	$6,917,067	128,620

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

22	EuroPacific Growth Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $54,822,521,000 and $62,264,315,000, respectively, during the year ended March 31, 2020.

EuroPacific Growth Fund	23

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
3/31/2020	$50.99	$.53	$(6.84)	$(6.31)	$(.58)	$(.97)	$(1.55)	$43.13	(13.03)%	$19,075		.84%		1.02%
3/31/2019	56.66	.71	(3.52)	(2.81)	(.62)	(2.24)	(2.86)	50.99	(4.97)	24,704		.83		1.37
3/31/2018	49.30	.47	9.51	9.98	(.49)	(2.13)	(2.62)	56.66	20.74	29,067		.82		.86
3/31/2017	44.28	.44	5.14	5.58	(.56)	—	(.56)	49.30	12.72	25,678		.85		.95
3/31/2016	49.91	.44	(4.68)	(4.24)	(.80)	(.59)	(1.39)	44.28	(8.60)	26,556		.83		.92
Class C:
3/31/2020	49.70	.15	(6.69)	(6.54)	(.21)	(.97)	(1.18)	41.98	(13.68)	654		1.58		.30
3/31/2019	55.32	.31	(3.41)	(3.10)	(.28)	(2.24)	(2.52)	49.70	(5.70)	1,015		1.60		.62
3/31/2018	48.19	.04	9.29	9.33	(.07)	(2.13)	(2.20)	55.32	19.82	1,350		1.60		.08
3/31/2017	43.25	.08	5.02	5.10	(.16)	—	(.16)	48.19	11.82	1,240		1.63		.17
3/31/2016	48.75	.06	(4.56)	(4.50)	(.41)	(.59)	(1.00)	43.25	(9.30)	1,474		1.62		.13
Class T:
3/31/2020	50.99	.65	(6.82)	(6.17)	(.72)	(.97)	(1.69)	43.13	(12.82)[4]	—	[5]	.59	[4]	1.25	[4]
3/31/2019	56.69	.83	(3.54)	(2.71)	(.75)	(2.24)	(2.99)	50.99	(4.76)[4]	—	[5]	.59	[4]	1.60	[4]
3/31/2018[6,7]	49.19	.58	9.63	10.21	(.58)	(2.13)	(2.71)	56.69	21.27 [4,8]	—	[5]	.60	[4,9]	1.07	[4,9]
Class F-1:
3/31/2020	50.75	.53	(6.82)	(6.29)	(.56)	(.97)	(1.53)	42.93	(13.05)	2,259		.85		1.02
3/31/2019	56.40	.74	(3.57)	(2.83)	(.58)	(2.24)	(2.82)	50.75	(5.01)	3,232		.87		1.43
3/31/2018	49.08	.45	9.46	9.91	(.46)	(2.13)	(2.59)	56.40	20.69	4,385		.86		.83
3/31/2017	44.08	.43	5.11	5.54	(.54)	—	(.54)	49.08	12.69	4,179		.87		.93
3/31/2016	49.67	.41	(4.64)	(4.23)	(.77)	(.59)	(1.36)	44.08	(8.60)	4,281		.86		.86
Class F-2:
3/31/2020	50.83	.66	(6.81)	(6.15)	(.71)	(.97)	(1.68)	43.00	(12.80)	18,607		.59		1.27
3/31/2019	56.52	.82	(3.52)	(2.70)	(.75)	(2.24)	(2.99)	50.83	(4.75)	24,585		.59		1.58
3/31/2018	49.17	.61	9.48	10.09	(.61)	(2.13)	(2.74)	56.52	21.05	25,826		.59		1.11
3/31/2017	44.19	.55	5.12	5.67	(.69)	—	(.69)	49.17	12.99	22,949		.60		1.19
3/31/2016	49.82	.56	(4.68)	(4.12)	(.92)	(.59)	(1.51)	44.19	(8.36)	19,386		.60		1.18
Class F-3:
3/31/2020	50.98	.70	(6.82)	(6.12)	(.77)	(.97)	(1.74)	43.12	(12.70)	12,239		.47		1.34
3/31/2019	56.68	.82	(3.48)	(2.66)	(.80)	(2.24)	(3.04)	50.98	(4.65)	11,993		.49		1.60
3/31/2018	49.32	.59	9.58	10.17	(.68)	(2.13)	(2.81)	56.68	21.15	9,473		.49		1.06
3/31/2017[6,10]	47.46	.24	1.62	1.86	—	—	—	49.32	3.92 [8]	1,162		.09	[8]	.50	[8]
Class 529-A:
3/31/2020	50.35	.51	(6.75)	(6.24)	(.56)	(.97)	(1.53)	42.58	(13.05)	1,096		.87		.98
3/31/2019	56.00	.67	(3.49)	(2.82)	(.59)	(2.24)	(2.83)	50.35	(5.04)	1,376		.89		1.31
3/31/2018	48.77	.44	9.40	9.84	(.48)	(2.13)	(2.61)	56.00	20.71	1,525		.87		.81
3/31/2017	43.82	.41	5.09	5.50	(.55)	—	(.55)	48.77	12.65	1,172		.90		.90
3/31/2016	49.41	.40	(4.63)	(4.23)	(.77)	(.59)	(1.36)	43.82	(8.64)	1,103		.90		.86

24	EuroPacific Growth Fund

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
3/31/2020	$49.18	$.13	$(6.62)	$(6.49)	$(.21)	$(.97)	$(1.18)	$41.51	(13.72)%	$148		1.61%		.26%
3/31/2019	54.79	.29	(3.38)	(3.09)	(.28)	(2.24)	(2.52)	49.18	(5.72)	219		1.64		.59
3/31/2018	47.73	.01	9.21	9.22	(.03)	(2.13)	(2.16)	54.79	19.76	278		1.65		.03
3/31/2017	42.90	.05	4.97	5.02	(.19)	—	(.19)	47.73	11.76	343		1.68		.12
3/31/2016	48.38	.04	(4.53)	(4.49)	(.40)	(.59)	(.99)	42.90	(9.35)	335		1.68		.08
Class 529-E:
3/31/2020	49.87	.39	(6.70)	(6.31)	(.44)	(.97)	(1.41)	42.15	(13.24)	46		1.09		.77
3/31/2019	55.50	.55	(3.44)	(2.89)	(.50)	(2.24)	(2.74)	49.87	(5.24)	60		1.11		1.09
3/31/2018	48.35	.31	9.31	9.62	(.34)	(2.13)	(2.47)	55.50	20.41	71		1.11		.57
3/31/2017	43.45	.30	5.04	5.34	(.44)	—	(.44)	48.35	12.39	60		1.13		.66
3/31/2016	49.00	.29	(4.59)	(4.30)	(.66)	(.59)	(1.25)	43.45	(8.86)	57		1.14		.62
Class 529-T:
3/31/2020	50.98	.63	(6.83)	(6.20)	(.69)	(.97)	(1.66)	43.12	(12.87)[4]	—	[5]	.64	[4]	1.19	[4]
3/31/2019	56.68	.79	(3.53)	(2.74)	(.72)	(2.24)	(2.96)	50.98	(4.82)[4]	—	[5]	.65	[4]	1.52	[4]
3/31/2018[6,7]	49.19	.56	9.62	10.18	(.56)	(2.13)	(2.69)	56.68	21.22 [4,8]	—	[5]	.64	[4,9]	1.03	[4,9]
Class 529-F-1:
3/31/2020	50.32	.62	(6.75)	(6.13)	(.68)	(.97)	(1.65)	42.54	(12.86)	126		.64		1.20
3/31/2019	55.99	.76	(3.47)	(2.71)	(.72)	(2.24)	(2.96)	50.32	(4.81)	145		.66		1.50
3/31/2018	48.74	.56	9.40	9.96	(.58)	(2.13)	(2.71)	55.99	20.96	134		.65		1.02
3/31/2017	43.81	.51	5.07	5.58	(.65)	—	(.65)	48.74	12.88	102		.68		1.11
3/31/2016	49.40	.50	(4.62)	(4.12)	(.88)	(.59)	(1.47)	43.81	(8.44)	90		.69		1.07
Class R-1:
3/31/2020	48.86	.14	(6.56)	(6.42)	(.24)	(.97)	(1.21)	41.23	(13.68)	144		1.58		.29
3/31/2019	54.46	.31	(3.37)	(3.06)	(.30)	(2.24)	(2.54)	48.86	(5.71)	209		1.60		.61
3/31/2018	47.49	.05	9.14	9.19	(.09)	(2.13)	(2.22)	54.46	19.82	263		1.60		.09
3/31/2017	42.69	.08	4.96	5.04	(.24)	—	(.24)	47.49	11.86	247		1.61		.19
3/31/2016	48.14	.07	(4.50)	(4.43)	(.43)	(.59)	(1.02)	42.69	(9.28)	248		1.61		.15
Class R-2:
3/31/2020	49.30	.14	(6.61)	(6.47)	(.26)	(.97)	(1.23)	41.60	(13.65)	534		1.57		.28
3/31/2019	54.93	.31	(3.39)	(3.08)	(.31)	(2.24)	(2.55)	49.30	(5.71)	690		1.60		.61
3/31/2018	47.88	.06	9.21	9.27	(.09)	(2.13)	(2.22)	54.93	19.84	818		1.58		.11
3/31/2017	43.01	.09	5.00	5.09	(.22)	—	(.22)	47.88	11.88	767		1.60		.20
3/31/2016	48.49	.08	(4.53)	(4.45)	(.44)	(.59)	(1.03)	43.01	(9.25)	800		1.58		.18
Class R-2E:
3/31/2020	50.42	.29	(6.76)	(6.47)	(.38)	(.97)	(1.35)	42.60	(13.40)	77		1.28		.56
3/31/2019	55.76	.77	(3.74)	(2.97)	(.13)	(2.24)	(2.37)	50.42	(5.46)	89		1.31		1.47
3/31/2018	48.59	.20	9.38	9.58	(.28)	(2.13)	(2.41)	55.76	20.19	254		1.29		.38
3/31/2017	43.79	.18	5.14	5.32	(.52)	—	(.52)	48.59	12.25	189		1.28		.40
3/31/2016	49.67	.52	(4.89)	(4.37)	(.92)	(.59)	(1.51)	43.79	(8.89)	8		1.18		1.25

See end of table for footnotes.

EuroPacific Growth Fund	25

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
3/31/2020	$49.86	$.38	$(6.70)	$(6.32)	$(.42)	$(.97)	$(1.39)	$42.15	(13.28)%	$2,395		1.13%		.75%
3/31/2019	55.48	.55	(3.45)	(2.90)	(.48)	(2.24)	(2.72)	49.86	(5.26)	3,446		1.14		1.08
3/31/2018	48.32	.30	9.31	9.61	(.32)	(2.13)	(2.45)	55.48	20.36	4,631		1.14		.56
3/31/2017	43.40	.30	5.04	5.34	(.42)	—	(.42)	48.32	12.40	4,505		1.14		.66
3/31/2016	48.93	.29	(4.59)	(4.30)	(.64)	(.59)	(1.23)	43.40	(8.87)	5,029		1.14		.62
Class R-4:
3/31/2020	49.91	.54	(6.71)	(6.17)	(.58)	(.97)	(1.55)	42.19	(13.03)	5,278		.82		1.04
3/31/2019	55.52	.69	(3.46)	(2.77)	(.60)	(2.24)	(2.84)	49.91	(4.99)	7,715		.84		1.37
3/31/2018	48.35	.46	9.32	9.78	(.48)	(2.13)	(2.61)	55.52	20.76	10,278		.83		.85
3/31/2017	43.45	.43	5.03	5.46	(.56)	—	(.56)	48.35	12.70	9,854		.85		.96
3/31/2016	48.99	.43	(4.59)	(4.16)	(.79)	(.59)	(1.38)	43.45	(8.58)	11,310		.85		.92
Class R-5E:
3/31/2020	50.58	.62	(6.76)	(6.14)	(.70)	(.97)	(1.67)	42.77	(12.82)	1,745		.62		1.20
3/31/2019	56.29	.62	(3.33)	(2.71)	(.76)	(2.24)	(3.00)	50.58	(4.78)	1,511		.63		1.24
3/31/2018	49.02	.59	9.45	10.04	(.64)	(2.13)	(2.77)	56.29	21.01	603		.62		1.06
3/31/2017	44.14	.53	5.09	5.62	(.74)	—	(.74)	49.02	12.89	9		.62		1.14
3/31/2016[6,11]	48.16	.20	(2.65)	(2.45)	(.98)	(.59)	(1.57)	44.14	(5.19)[8]	—	[5]	.25	[8]	.46	[8]
Class R-5:
3/31/2020	50.88	.70	(6.82)	(6.12)	(.75)	(.97)	(1.72)	43.04	(12.75)	5,759		.52		1.33
3/31/2019	56.57	.89	(3.57)	(2.68)	(.77)	(2.24)	(3.01)	50.88	(4.71)	7,283		.54		1.72
3/31/2018	49.22	.64	9.48	10.12	(.64)	(2.13)	(2.77)	56.57	21.09	8,944		.53		1.16
3/31/2017	44.22	.58	5.13	5.71	(.71)	—	(.71)	49.22	13.07	8,721		.54		1.27
3/31/2016	49.85	.58	(4.68)	(4.10)	(.94)	(.59)	(1.53)	44.22	(8.32)	9,285		.54		1.21
Class R-6:
3/31/2020	50.93	.71	(6.82)	(6.11)	(.77)	(.97)	(1.74)	43.08	(12.70)	60,141		.47		1.36
3/31/2019	56.63	.86	(3.52)	(2.66)	(.80)	(2.24)	(3.04)	50.93	(4.66)	68,234		.49		1.68
3/31/2018	49.27	.65	9.51	10.16	(.67)	(2.13)	(2.80)	56.63	21.17	68,770		.49		1.18
3/31/2017	44.27	.60	5.14	5.74	(.74)	—	(.74)	49.27	13.10	51,100		.50		1.30
3/31/2016	49.90	.60	(4.67)	(4.07)	(.97)	(.59)	(1.56)	44.27	(8.26)	41,539		.50		1.27

	Year ended March 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[12]	38%	35%	29%	36%	30%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

26	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
May 11, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

EuroPacific Growth Fund	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2019, through March 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	EuroPacific Growth Fund

	Beginning account value 10/1/2019	Ending account value 3/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$852.34	$3.89	.84%
Class A – assumed 5% return	1,000.00	1,020.80	4.24	.84
Class C – actual return	1,000.00	849.21	7.26	1.57
Class C – assumed 5% return	1,000.00	1,017.15	7.92	1.57
Class T – actual return	1,000.00	853.28	2.73	.59
Class T – assumed 5% return	1,000.00	1,022.05	2.98	.59
Class F-1 – actual return	1,000.00	852.25	3.94	.85
Class F-1 – assumed 5% return	1,000.00	1,020.75	4.29	.85
Class F-2 – actual return	1,000.00	853.51	2.69	.58
Class F-2 – assumed 5% return	1,000.00	1,022.10	2.93	.58
Class F-3 – actual return	1,000.00	853.97	2.18	.47
Class F-3 – assumed 5% return	1,000.00	1,022.65	2.38	.47
Class 529-A – actual return	1,000.00	852.24	3.98	.86
Class 529-A – assumed 5% return	1,000.00	1,020.70	4.34	.86
Class 529-C – actual return	1,000.00	849.05	7.40	1.60
Class 529-C – assumed 5% return	1,000.00	1,017.00	8.07	1.60
Class 529-E – actual return	1,000.00	851.29	5.00	1.08
Class 529-E – assumed 5% return	1,000.00	1,019.60	5.45	1.08
Class 529-T – actual return	1,000.00	853.09	2.92	.63
Class 529-T – assumed 5% return	1,000.00	1,021.85	3.18	.63
Class 529-F-1 – actual return	1,000.00	853.26	2.92	.63
Class 529-F-1 – assumed 5% return	1,000.00	1,021.85	3.18	.63
Class R-1 – actual return	1,000.00	849.13	7.30	1.58
Class R-1 – assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class R-2 – actual return	1,000.00	849.34	7.30	1.58
Class R-2 – assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class R-2E – actual return	1,000.00	850.50	5.92	1.28
Class R-2E – assumed 5% return	1,000.00	1,018.60	6.46	1.28
Class R-3 – actual return	1,000.00	851.13	5.18	1.12
Class R-3 – assumed 5% return	1,000.00	1,019.40	5.65	1.12
Class R-4 – actual return	1,000.00	852.36	3.80	.82
Class R-4 – assumed 5% return	1,000.00	1,020.90	4.14	.82
Class R-5E – actual return	1,000.00	853.33	2.83	.61
Class R-5E – assumed 5% return	1,000.00	1,021.95	3.08	.61
Class R-5 – actual return	1,000.00	853.57	2.36	.51
Class R-5 – assumed 5% return	1,000.00	1,022.45	2.58	.51
Class R-6 – actual return	1,000.00	854.00	2.18	.47
Class R-6 – assumed 5% return	1,000.00	1,022.65	2.38	.47

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

EuroPacific Growth Fund	29

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2020:

Long-term capital gains	$2,944,647,000
Foreign taxes	$0.08 per share
Foreign source income	$1.08 per share
Qualified dividend income	100%
Corporate dividends received deduction	$11,899,000
U.S. government income that may be exempt from state taxation	$85,576,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

30	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through June 30, 2019. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the Board’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results and related benchmarks, which the board also used to assess the results of the fund.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	31

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

32	EuroPacific Growth Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

EuroPacific Growth Fund	33

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Martin E. Koehler, 1957	2015	Independent management consultant	3	Deutsche Lufthansa AG
Pascal Millaire, 1983	2019	CEO, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company); former President, Fingi Inc. (enterprise software)	3	None
William I. Miller, 1956 Chairman of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	3	Kratos Defense & Security Solutions

Interested trustees[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Co-President	2003	Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company; Director, The Capital Group Companies, Inc.	3	None
Joanna F. Jonsson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, Capital Research and Management Company; Director, The Capital Group Companies, Inc.	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	EuroPacific Growth Fund

Other officers[6]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Gerald Du Manoir, 1966 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company;
		Partner — Capital International Investors, Capital Bank and Trust Company; Senior Vice President, Capital International Asset Management (Canada), Inc.; Vice President, Capital Guardian (Canada), Inc.
Christopher Thomsen, 1970 Co-President	2015	Partner — Capital Research Global Investors, Capital Research Company; Director, Capital Research and Management Company
Walt Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company; Director, Capital Research and Management Company
Noriko H. Chen, 1967 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; President and Director, Capital Research Company; Director, The Capital Group Companies, Inc.
Nicholas J. Grace, 1966 Senior Vice President	2004	Partner — Capital Research Global Investors, Capital Research Company; Director, The Capital Group Companies, Inc.
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.
Lawrence Kymisis, 1970 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.
Jesper Lyckeus, 1967 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company
Lara Pellini, 1975 Senior Vice President	2015	Partner — Capital World Investors, Capital Research Company
Andrew B. Suzman, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company
Leo Hee, 1971 Vice President	2014	Partner — Capital World Investors, Capital International, Inc.
Joerg Sponer, 1972 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Lara Pellini and Joerg Sponer, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

EuroPacific Growth Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	EuroPacific Growth Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete March 31, 2020, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	EUPAC

Registrant:
a) Audit Fees:

Audit	2019	3,000
	2020	134,000

b) Audit-Related Fees:
	2019	38,000
	2020	28,000

c) Tax Fees:
	2019	19,000
	2020	70,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,365,000
	2020	1,671,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	9,000

	2020	66,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,484,000 for fiscal year 2019 and $1,837,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®
Investment portfolio
March 31, 2020
Common stocks 89.53% Consumer discretionary 15.53%	Shares	Value (000)
Alibaba Group Holding Ltd. (ADR)[1]	9,539,293	$1,855,201
Alibaba Group Holding Ltd.[1,2]	69,630,448	1,637,913
MercadoLibre, Inc.[1,3]	4,108,989	2,007,570
LVMH Moët Hennessy-Louis Vuitton SE2	5,335,525	1,980,523
Sony Corp.[2]	22,651,200	1,346,460
adidas AG2	4,687,433	1,078,334
Meituan Dianping, Class B1,2	74,215,949	890,630
Kering SA2	1,612,355	841,319
EssilorLuxottica[2]	7,764,090	837,667
Galaxy Entertainment Group Ltd.[2]	145,458,000	770,474
Just Eat Takeaway (GBP denominated)[1,2,3]	6,590,594	496,082
Just Eat Takeaway (EUR denominated)[1,2,3]	3,151,312	237,563
Flutter Entertainment PLC (EUR denominated)[2,3]	5,056,753	458,413
Flutter Entertainment PLC (GBP denominated)[2,3]	1,214,593	109,544
Industria de Diseño Textil, SA2	18,534,026	481,176
Stars Group Inc.[1,3]	23,082,671	471,348
Delivery Hero SE1,2	5,615,825	425,849
Melco Resorts & Entertainment Ltd. (ADR)[3]	32,625,886	404,561
Fast Retailing Co., Ltd.[2]	858,000	350,592
GVC Holdings PLC[2,3]	46,288,920	321,321
Prosus NV1,2	4,633,502	321,049
Hermès International[2]	459,238	317,178
Sands China Ltd.[2]	72,348,000	263,301
Naspers Ltd., Class N2	1,802,594	256,096
Ryohin Keikaku Co., Ltd.[2,3]	18,105,500	203,217
Evolution Gaming Group AB2	5,627,834	191,614
Barratt Developments PLC[2]	33,323,000	181,613
Maruti Suzuki India Ltd.[2]	2,794,233	156,594
Nitori Holdings Co., Ltd.[2]	1,150,200	155,473
Central Retail Corp. PCL, foreign registered[1,2]	179,357,000	153,028
Accor SA2	4,780,501	130,766
Ferrari NV2	755,813	117,473
Peugeot SA2	6,800,000	90,661
Wynn Macau, Ltd.[2]	57,774,800	87,386
Gree Electric Appliances, Inc. of Zhuhai, Class A2	11,618,530	85,856
ASOS PLC[1,2,3]	5,440,976	80,572
Bayerische Motoren Werke AG2	1,443,384	75,778
B2W - Cia. Digital, ordinary nominative[1]	7,096,000	65,551
Melco International Development Ltd.[2]	39,377,000	56,649
Moncler SpA[2]	1,315,000	48,004
Cie. Financière Richemont SA, Class A2	832,731	45,638
Trip.com Group Ltd. (ADR)[1]	1,727,400	40,508
China International Travel Service Corp. Ltd., Class A2	2,989,487	28,457
S.A.C.I. Falabella	11,675,000	25,726
William Hill PLC[2]	21,244,348	17,882
Hyundai Motor Co.[2]	239,825	17,281
Pan Pacific International Holdings Corp.[2]	735,000	13,958
EuroPacific Growth Fund — Page 1 of 9

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Lojas Americanas SA, ordinary nominative	2,573,000	$7,155
Burberry Group PLC[2]	92,256	1,509
		20,238,513
Financials 14.23%
AIA Group Ltd.[2]	378,001,706	3,400,617
HDFC Bank Ltd.[2]	194,701,815	2,190,710
HDFC Bank Ltd. (ADR)	11,291,403	434,267
Kotak Mahindra Bank Ltd.[2]	95,139,478	1,610,084
London Stock Exchange Group PLC[2]	10,226,141	921,392
Ping An Insurance (Group) Co. of China, Ltd., Class H2	63,610,999	622,253
Ping An Insurance (Group) Co. of China, Ltd., Class A2	8,178,157	80,042
ICICI Bank Ltd.[2]	135,615,372	593,896
ICICI Bank Ltd. (ADR)	9,800,077	83,300
B3 SA - Brasil, Bolsa, Balcao	91,700,000	633,558
Sberbank of Russia PJSC (ADR)[2]	57,378,085	543,663
UniCredit SpA[2]	66,455,164	520,326
Barclays PLC[2]	372,479,246	432,788
PICC Property and Casualty Co. Ltd., Class H2	446,035,869	429,018
Housing Development Finance Corp. Ltd.[2]	18,926,695	404,228
Bank Central Asia Tbk PT2	229,396,100	387,894
Deutsche Boerse AG2	2,727,756	374,707
Deutsche Bank AG2	53,441,066	359,012
Hong Kong Exchanges and Clearing Ltd.[2]	11,213,100	336,743
BNP Paribas SA2	10,359,303	312,284
Brookfield Asset Management Inc., Class A	6,987,319	309,189
Zurich Insurance Group AG2	866,388	307,532
HDFC Life Insurance Co. Ltd.[1,2]	45,707,639	263,750
HDFC Life Insurance Co. Ltd.[1,2]	7,532,055	43,463
Axis Bank Ltd.[2]	57,971,711	286,001
Toronto-Dominion Bank (CAD denominated)	6,694,077	284,592
Banco Santander, SA2	113,083,146	275,239
FinecoBank SpA[2]	27,828,446	252,892
Commerzbank AG, non-registered shares[2]	59,879,938	217,823
The People’s Insurance Co. (Group) of China Ltd., Class H2	573,739,215	188,526
Turkiye Garanti Bankasi AS1,2	134,754,880	162,175
Société Générale[2]	8,241,084	138,635
Capitec Bank Holdings Ltd.[2]	2,606,636	127,618
3i Group PLC[2]	11,855,348	116,023
Bank Rakyat Indonesia (Persero) Tbk PT2	528,789,300	97,238
Sony Financial Holdings Inc.[2]	5,244,600	88,648
Banco BPM SpA[1,2]	59,907,284	78,757
Royal Bank of Canada	1,241,092	76,875
Akbank TAS[1,2]	92,023,146	76,521
Hiscox Ltd.[2]	5,765,619	66,017
BB Seguridade Participações SA	11,335,200	54,210
Macquarie Group Ltd.[2]	977,198	53,202
ING Groep NV2	8,818,056	46,189
Hargreaves Lansdown PLC[2]	2,648,876	45,388
Bajaj Finance Ltd.[2]	1,526,622	44,005
Metropolitan Bank & Trust Co.[2]	46,894,890	36,388
DBS Group Holdings Ltd.[2]	2,601,800	34,019
Burford Capital Ltd.[2]	6,488,198	33,724
IndusInd Bank Ltd.[2]	4,977,000	22,692
TMX Group Ltd.	268,000	19,952
EuroPacific Growth Fund — Page 2 of 9

Common stocks (continued) Financials (continued)	Shares	Value (000)
Discovery Ltd.[2]	3,425,623	$14,896
Banco Bilbao Vizcaya Argentaria, SA2	2,659,942	8,503
		18,541,464
Information technology 13.33%
ASML Holding NV2	11,730,764	3,117,574
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	192,306,649	1,716,532
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,126,216	388,352
Keyence Corp.[2]	6,325,900	2,041,466
SAP SE2	11,482,593	1,318,812
Samsung Electronics Co., Ltd.[2]	28,446,453	1,105,546
Shopify Inc., Class A, subordinate voting shares[1]	2,220,000	925,585
Amadeus IT Group SA, Class A, non-registered shares[2]	18,137,099	860,160
Edenred SA2,3	13,593,956	568,951
Halma PLC[2,3]	22,478,479	534,058
PagSeguro Digital Ltd., Class A1,3	26,277,697	507,948
STMicroelectronics NV2	21,192,740	461,232
Tokyo Electron Ltd.[2]	2,097,200	394,356
Worldline SA, non-registered shares[1,2]	6,162,508	362,245
Hexagon AB, Class B2	7,920,153	337,823
Temenos AG2	2,565,397	336,386
Adyen NV1,2	395,598	334,805
Nice Ltd. (ADR)[1]	1,785,840	256,375
Nice Ltd.[1,2]	252,694	36,585
Largan Precision Co., Ltd.[2]	2,033,000	252,732
Capgemini SE2	2,703,426	228,695
StoneCo Ltd., Class A1	7,066,758	153,843
Nomura Research Institute, Ltd.[2]	7,131,200	150,677
OBIC Co., Ltd.[2]	1,042,863	136,236
Murata Manufacturing Co., Ltd.[2]	2,469,800	125,009
Ingenico Group SA2	1,024,000	108,834
SimCorp AS2	1,175,949	98,973
Dassault Systemes SA2	639,344	94,813
TeamViewer AG1,2	2,188,898	87,588
TravelSky Technology Ltd., Class H2	48,338,000	84,839
Hangzhou Hikvision Digital Technology Co., Ltd., Class A2	18,959,894	74,203
MediaTek Inc.[2]	6,176,000	65,781
Infineon Technologies AG2	3,346,283	50,123
Infosys Ltd. (ADR)	5,286,000	43,398
TDK Corp.[2]	128,000	9,905
		17,370,440
Health care 12.92%
Daiichi Sankyo Co., Ltd.[2,3]	39,384,700	2,709,731
Chugai Pharmaceutical Co., Ltd.[2]	13,495,300	1,562,099
Novartis AG2	18,338,137	1,515,556
AstraZeneca PLC[2]	15,279,883	1,364,922
Alcon Inc.[1,2]	18,591,046	948,739
CSL Ltd.[2]	4,126,058	748,479
HOYA Corp.[2]	8,172,151	695,114
Takeda Pharmaceutical Co. Ltd.[2]	19,089,453	584,187
Teva Pharmaceutical Industries Ltd. (ADR)[1,3]	56,229,075	504,937
Grifols, SA, Class A, non-registered shares[2]	11,435,697	389,501
Grifols, SA, Class B (ADR)	3,513,426	70,761
Koninklijke Philips NV (EUR denominated)[2]	11,074,321	448,230
EuroPacific Growth Fund — Page 3 of 9

Common stocks (continued) Health care (continued)	Shares	Value (000)
Fresenius SE & Co. KGaA[2]	11,726,344	$440,661
Galapagos NV1,2	2,146,391	425,892
Hikma Pharmaceuticals PLC[2,3]	14,499,283	365,512
Novo Nordisk A/S, Class B2	5,805,787	350,213
Olympus Corp.[2]	23,589,200	340,450
Notre Dame Intermédica Participações SA3	37,609,625	325,423
M3, Inc.[2,4]	10,227,151	302,229
Asahi Intecc Co., Ltd.[2]	10,907,700	270,020
Aier Eye Hospital Group Co., Ltd., Class A2	48,364,109	269,746
Coloplast A/S, Class B2	1,815,502	264,144
Hypera SA, ordinary nominative[3]	34,858,300	191,798
Fisher & Paykel Healthcare Corp. Ltd.[2]	9,783,090	177,345
bioMérieux SA2	1,471,463	166,056
WuXi AppTec Co., Ltd. Class A2	12,892,445	163,664
WuXi Biologics (Cayman) Inc.[1,2]	12,496,847	161,104
Merck KGaA[2]	1,435,831	148,885
Fresenius Medical Care AG & Co. KGaA[2]	2,203,725	146,996
BeiGene, Ltd. (ADR)[1]	1,093,753	134,652
Lonza Group AG2	317,000	131,888
Sonova Holding AG2	645,000	116,446
GN Store Nord AS2	1,858,445	83,191
Argenx SE (ADR)[1]	571,982	75,347
Genmab A/S1,2	360,000	73,072
Terumo Corp.[2]	1,870,000	64,308
GW Pharmaceuticals PLC (ADR)[1,4]	518,362	45,393
Straumann Holding AG2	46,168	34,408
Shionogi & Co., Ltd.[2]	412,700	20,307
NMC Health PLC[2,3,5]	12,753,621	8,290
		16,839,696
Industrials 7.90%
Airbus SE, non-registered shares[2]	30,488,033	1,978,163
Recruit Holdings Co., Ltd.[2]	53,138,429	1,372,130
Safran SA2	9,134,324	802,871
DSV Panalpina A/S2	5,519,125	502,535
Melrose Industries PLC[2,3]	388,449,844	438,676
MTU Aero Engines AG2,3	2,954,802	432,886
Knorr-Bremse AG, non-registered shares[2]	4,478,659	401,556
Experian PLC[2]	13,838,819	385,248
Rentokil Initial PLC[2]	78,896,514	378,672
SMC Corp.[2]	794,900	339,321
Airports of Thailand PCL, foreign registered[2]	201,546,900	315,335
NIBE Industrier AB, Class B2	18,065,926	263,047
Spirax-Sarco Engineering PLC[2]	2,306,867	233,035
DCC PLC[2]	3,622,586	228,475
Jardine Matheson Holdings Ltd.[2]	4,333,300	216,754
Shanghai International Airport Co., Ltd., Class A2	24,393,228	209,997
Nidec Corp.[2]	3,910,400	202,837
Rolls-Royce Holdings PLC[1,2]	47,193,306	198,608
Ryanair Holdings PLC (ADR)[1]	3,479,326	184,717
ASSA ABLOY AB, Class B2	9,264,950	175,154
Rheinmetall AG2	1,965,507	140,283
Adani Ports & Special Economic Zone Ltd.[2]	42,547,717	139,064
CCR SA, ordinary nominative	55,762,655	125,882
Kingspan Group PLC[2]	2,064,109	110,520
EuroPacific Growth Fund — Page 4 of 9

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Aeroports de Paris SA2	866,993	$83,241
International Consolidated Airlines Group SA (CDI)[2]	29,502,911	78,214
Rational AG2	143,296	76,783
Epiroc AB, Class B2	7,064,752	70,064
Aalberts NV, non-registered shares[2]	2,925,608	69,464
easyJet PLC[2]	5,880,000	42,316
Deutsche Lufthansa AG2,4	3,148,000	30,058
Daikin Industries, Ltd.[2]	173,300	21,133
Canadian National Railway Co. (CAD denominated)	265,300	20,743
Alliance Global Group, Inc.[1,2]	123,500,000	16,879
RELX PLC[2]	523,400	11,220
		10,295,881
Consumer staples 6.07%
Nestlé SA2	14,203,727	1,463,953
Kweichow Moutai Co., Ltd., Class A2	6,215,215	976,974
British American Tobacco PLC[2]	25,595,618	874,048
Pernod Ricard SA2	5,229,022	743,770
KOSÉ Corp.[2,3]	4,244,800	523,331
Kirin Holdings Co., Ltd.[2]	16,075,300	318,392
Philip Morris International Inc.	4,252,740	310,280
Thai Beverage PCL[2]	682,793,300	290,859
Anheuser-Busch InBev SA/NV2	6,431,802	285,626
Inner Mongolia Yili Industrial Group Co., Ltd., Class A2	53,578,236	226,424
Reckitt Benckiser Group PLC[2]	2,737,800	210,120
Danone SA2	2,388,782	154,064
Coca-Cola European Partners PLC	3,579,115	134,324
Uni-Charm Corp.[2]	3,573,700	134,183
CP ALL PCL, foreign registered[2]	66,136,166	123,540
Shiseido Co., Ltd.[2]	2,071,600	122,373
Alimentation Couche-Tard Inc., Class B	4,601,397	108,389
Chocoladefabriken Lindt & Sprüngli AG2	1,143	99,992
Ambev SA	41,116,000	94,321
Treasury Wine Estates Ltd.[2]	14,646,186	89,855
Avenue Supermarts Ltd.[1,2]	2,982,864	86,073
Diageo PLC[2]	2,576,600	82,525
China Mengniu Dairy Co.[2]	22,077,000	76,465
Coca-Cola HBC AG (CDI)[2]	3,000,046	64,480
Associated British Foods PLC[2]	2,687,600	60,317
Glanbia PLC[2]	5,175,719	56,221
Budweiser Brewing Co., APAC Ltd.[1,2]	20,889,800	53,675
Fomento Económico Mexicano, SAB de CV	8,635,600	52,136
Carlsberg A/S, Class B2	422,800	47,995
Unilever PLC[2]	335,000	16,912
Foshan Haitian Flavouring and Food Co. Ltd., Class A2	795,400	14,036
L’Oréal SA, non-registered shares[2]	49,200	12,914
		7,908,567
Communication services 5.86%
Nintendo Co., Ltd.[2]	5,999,727	2,314,058
Tencent Holdings Ltd.[2]	32,814,411	1,600,082
SoftBank Group Corp.[2]	34,007,900	1,190,855
Sea Ltd., Class A (ADR)[1,4]	13,238,115	586,581
Altice Europe NV, Class A1,2,3	67,470,131	260,811
Altice Europe NV, Class B1,2,3	14,660,819	57,068
EuroPacific Growth Fund — Page 5 of 9

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Cellnex Telecom, SA, non-registered shares[2]	6,661,678	$303,217
Bharti Airtel Ltd.[1,2]	50,194,098	289,179
Z Holding Corp.[2]	69,950,400	225,001
América Móvil, SAB de CV, Series L (ADR)	12,849,394	151,366
América Móvil, SAB de CV, Series L	18,821,401	11,147
Ubisoft Entertainment SA1,2	1,946,572	143,552
China Tower Corp. Ltd., Class H2	484,308,000	108,130
Yandex NV, Class A1	2,703,400	92,051
Koninklijke KPN NV2	36,186,245	86,555
Nippon Telegraph and Telephone Corp.[2]	3,271,700	77,638
ITV PLC[2]	89,847,024	74,290
JOYY Inc., Class A (ADR)[1]	636,921	33,922
TalkTalk Telecom Group PLC[2]	30,312,400	31,955
		7,637,458
Materials 5.50%
Vale SA, ordinary nominative (ADR)	103,405,704	857,234
Vale SA, ordinary nominative	50,047,180	416,281
Sika AG2	5,845,135	967,115
Koninklijke DSM NV2	7,965,617	905,167
Shin-Etsu Chemical Co., Ltd.[2]	7,521,100	745,408
Linde PLC	1,887,263	326,497
Linde PLC (EUR denominated)[2]	1,139,582	205,631
UPM-Kymmene Oyj[2]	17,531,112	483,201
Rio Tinto PLC[2]	6,845,348	314,220
First Quantum Minerals Ltd.[3]	53,100,289	271,293
Asahi Kasei Corp.[2]	32,199,042	227,576
CCL Industries Inc., Class B, nonvoting shares	5,843,000	177,661
Givaudan SA2	43,608	135,203
CRH PLC[2]	4,368,987	119,094
HeidelbergCement AG2	2,649,529	115,558
ArcelorMittal SA2	9,893,012	93,756
Teck Resources Ltd., Class B	11,696,626	88,683
Barrick Gold Corp. (CAD denominated)	4,588,000	84,307
UltraTech Cement Ltd.[2]	1,856,186	78,916
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A2	15,392,944	74,191
Akzo Nobel NV2	1,015,052	66,919
Evonik Industries AG2	3,112,643	66,461
Yara International ASA[2]	2,065,509	65,351
LafargeHolcim Ltd.[2]	1,774,810	64,881
BASF SE2	1,273,072	61,532
UPL Ltd.[2]	13,500,000	57,700
Aluminum Corp. of China Ltd., Class H1,2	254,328,000	50,303
MMG Ltd.[1,2,4]	115,376,000	16,417
Chr. Hansen Holding A/S2	186,000	13,956
Asian Paints Ltd.[2]	555,000	12,115
Gerdau SA (ADR)[4]	4,706,919	8,990
		7,171,617
Energy 3.60%
Reliance Industries Ltd.[2]	188,970,403	2,781,444
Canadian Natural Resources, Ltd. (CAD denominated)	57,731,064	789,684
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	45,607,884	250,843
BP PLC[2]	49,835,026	212,007
TOTAL SA2	5,236,838	203,082
EuroPacific Growth Fund — Page 6 of 9

Common stocks (continued) Energy (continued)	Shares	Value (000)
Royal Dutch Shell PLC, Class B2	7,708,697	$129,251
Cenovus Energy Inc.	46,154,957	93,143
Saipem SpA, Class S1,2	25,896,502	63,638
Neste Oyj[2]	1,681,240	56,946
Rosneft Oil Co. PJSC (GDR)[2]	10,938,600	44,133
Suncor Energy Inc.	2,494,365	39,809
Tourmaline Oil Corp.	4,047,604	24,850
		4,688,830
Utilities 3.36%
Ørsted AS2	9,120,210	895,650
China Gas Holdings Ltd.[2]	209,890,000	727,894
Enel SpA[2]	104,040,486	724,166
ENN Energy Holdings Ltd.[2,3]	73,744,200	709,198
China Resources Gas Group Ltd.[2,3]	126,618,000	635,653
E.ON SE2	17,919,929	188,455
Iberdrola, SA, non-registered shares[2]	15,902,630	157,023
Guangdong Investment Ltd.[2]	75,892,000	145,553
National Grid PLC[2]	11,155,000	130,742
SSE PLC[2]	4,039,391	65,192
		4,379,526
Real estate 1.23%
China Overseas Land & Investment Ltd.[2]	140,136,000	432,450
Longfor Group Holdings Ltd.[2]	65,944,000	319,119
Ayala Land, Inc.[2]	390,814,709	233,413
ESR Cayman Ltd.[1,2]	85,112,800	183,037
Vonovia SE2	3,332,417	164,259
CK Asset Holdings Ltd.[2]	20,715,500	112,697
Sun Hung Kai Properties Ltd.[2]	6,620,226	86,923
Vinhomes JSC[2]	33,474,875	77,184
		1,609,082
Total common stocks (cost: $101,879,095,000)		116,681,074
Preferred securities 1.10% Health care 0.55%
Sartorius AG, nonvoting preferred, non-registered shares[1,2]	1,839,693	449,640
Grifols, SA, Class B, nonvoting preferred, non-registered shares[2]	13,344,611	266,699
		716,339
Consumer discretionary 0.25%
Volkswagen AG, nonvoting preferred shares[2]	2,727,227	324,933
Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative (ADR)	36,535,654	164,045
Energy 0.11%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	23,704,148	127,765
Petróleo Brasileiro SA (Petrobras), preferred nominative	4,531,400	12,201
		139,966
EuroPacific Growth Fund — Page 7 of 9

Preferred securities (continued) Information technology 0.06%	Shares	Value (000)
Samsung Electronics Co., Ltd., nonvoting preferred shares[2]	2,440,000	$79,648
Industrials 0.00%
Azul SA, preferred nominative[1]	1,272,000	4,296
Materials 0.00%
Gerdau SA, preferred nominative	1,550,300	2,999
Real estate 0.00%
Ayala Land, Inc., preferred shares[1,2,5]	481,283,600	—[6]
Total preferred securities (cost: $1,430,619,000)		1,432,226
Rights & warrants 0.06% Health care 0.06%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2020[2,7]	6,115,300	77,631
Total rights & warrants (cost: $46,709,000)		77,631
Bonds, notes & other debt instruments 0.09% U.S. Treasury bonds & notes 0.08% U.S. Treasury 0.08%	Principal amount (000)
U.S. Treasury 2.50% 2020	$100,000	101,785
Total U.S. Treasury bonds & notes		101,785
Bonds & notes of governments outside the U.S. 0.01%
Argentine Republic 1.40% 2023[8]	ARS2,111,366	12,242
Total bonds, notes & other debt instruments (cost: $111,557,000)		114,027
Short-term securities 8.78% Money market investments 8.78%	Shares
Capital Group Central Cash Fund 1.00%[3,9]	113,995,069	11,404,067
Blackrock FedFund 0.33%[9,10]	14,000,000	14,000
Invesco Short-term Investments Trust - Government & Agency Portfolio 0.43%[9,10]	6,578,920	6,579
State Street Institutional U.S. Government Money Market Fund 0.32%[9,10]	6,350,000	6,350
Goldman Sachs Financial Square Government Fund 0.34%[9,10]	4,000,000	4,000
Fidelity Institutional Money Market Funds - Government Portfolio 0.30%[9,10]	1,700,000	1,700
Morgan Stanley Institutional Liquidity Funds - Government Portfolio 0.25%[9,10]	1,000,000	1,000
RBC U.S. Government Money Market Fund 0.82%[9,10]	1,000,000	1,000
		11,438,696
Total short-term securities (cost: $11,433,919,000)		11,438,696
Total investment securities 99.56% (cost: $114,901,899,000)		129,743,654
Other assets less liabilities 0.44%		578,916
Net assets 100.00%		$130,322,570
EuroPacific Growth Fund — Page 8 of 9

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $102,147,116,000, which represented 78.38% of the net assets of the fund. This amount includes $102,047,159,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	All or a portion of this security was on loan. The total value of all such securities was $71,863,000, which represented .06% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $77,631,000, which represented .06% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Rate represents the seven-day yield at 3/31/2020.
[10]	Security purchased with cash collateral from securities on loan.
Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2020 Capital Group. All rights reserved.
MFGEFPX-016-0520O-S73158	EuroPacific Growth Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of EuroPacific Growth Fund (the “Fund”), as of March 31, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

May 11, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 29, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 29, 2020